UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 13, 2015

UNIFIRST CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-08504	04-2103460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Jonspin Road, Wilmington, Massachusetts 01887

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (978) 658-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2015, the shareholders of UniFirst Corporation (the “Company”) voted at the 2015 Annual Meeting of Shareholders to approve the UniFirst Corporation Amended and Restated 2010 Stock Option and Incentive Plan (the “2010 Plan,” and as amended and restated the “Amended and Restated 2010 Plan”), pursuant to which (i) the number of shares of Common Stock of the Company authorized and reserved for issuance under the 2010 Plan was increased by 750,000 shares to 1,350,000 shares, (ii) the term of the 2010 Plan was extended to January 13, 2025 and (iii) certain other changes were made.

Additional information regarding the Amended and Restated 2010 Plan is summarized under the heading “Proposal 2 – Approval of the UniFirst Corporation Amended and Restated 2010 Stock Option and Incentive Plan” in the Company’s Definitive Proxy Statement (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on December 2, 2014 and is incorporated herein by reference. The summary of the Amended and Restated 2010 Plan set forth in the Proxy Statement and the description of the Amended and Restated 2010 Plan set forth in this Current Report on Form 8-K are qualified in their entirety by reference to the text of the Amended and Restated 2010 Plan, which is included as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of the Company held on January 13, 2015, the Company’s shareholders voted on and approved (1) the election of Kathleen M. Camilli and Michael Iandoli as Class I Directors, each to serve for a term of three years until the 2018 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (2) the Amended and Restated 2010 Plan, (3) on a non-binding, advisory basis, the compensation of the Company’s named executive officers as more fully described in the Proxy Statement and (4) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2015. The votes cast by the holders of the Company’s Common Stock and Class B Common Stock on each of the foregoing proposals were as follows:

Proposal 1: Election of two Class I Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2018 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

	Common Stock			Class B Common Stock
	For	Withheld	Broker Non- Votes	For	Withheld	Broker Non- Votes
Kathleen M. Camilli	12,463,036	1,051,925	661,361	N/A	N/A	N/A
Michael Iandoli	12,463,166	1,051,795	661,361	47,625,190	0	0

Proposal 2: Approval of the Amended and Restated 2010 Plan.

Common Stock				Class B Common Stock
For	Against	Abstain	Broker Non- Votes	For	Against	Abstain	Broker Non- Votes
6,528,151	6,967,331	19,479	661,361	46,845,190	780,000	0	0

Proposal 3: Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as more fully described in the Proxy Statement.

Common Stock				Class B Common Stock
For	Against	Abstain	Broker Non- Votes	For	Against	Abstain	Broker Non- Votes
13,141,007	355,713	18,241	661,361	47,625,190	0	0	0

Proposal 4: Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2015.

Common Stock				Class B Common Stock
For	Against	Abstain	Broker Non- Votes	For	Against	Abstain	Broker Non- Votes
14,113,091	60,678	2,553	0	47,625,190	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIFIRST CORPORATION

Date: January 15, 2015	By:	/s/ Ronald D. Croatti
Ronald D. Croatti
Chairman of the Board, Chief Executive Officer and President

	By:	/s/ Steven S. Sintros
Steven S. Sintros
Vice President and Chief Financial Officer